                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints John D. Idol, Joseph B. Parsons, and Lynn E. Usdan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, without the other, for him and in his name, place, and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Donna Karan International Inc. (the "Company") and any or all amendments (including post-effective amendments) thereto, relating to the registration, under the Securities Act of 1933, as amended, of deferred compensation obligations of the Company to be issued pursuant to the Company's Deferred Bonus Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                             /s/ Donna Karan
                                             ----------------------------------
                                             Donna Karan

                                             /s/ Stephan Weiss
                                             ----------------------------------
                                             Stephan Weiss

                                             /s/ John D. Idol
                                             ----------------------------------
                                             John D. Idol

                                             /s/ M. William Benedetto
                                             ----------------------------------
                                             M. William Benedetto

                                             /s/ John Eyler
                                             ----------------------------------
                                             John Eyler

                                             /s/ Ann Mclaughlin
                                             ----------------------------------
                                             Ann McLaughlin


                                             ----------------------------------
                                             Frank Mori